Exhibit 10.1

WAIVER TO CREDIT AGREEMENT

WAIVER, dated as of January 31, 2011 (this “Waiver”), to the Credit Agreement dated as of March 13, 2009 (as modified by that certain Resignation, Waiver, Consent and Appointment Agreement dated as of March 31, 2009, the Waiver, dated as of September 30, 2009, the First Amendment, dated as of December 30, 2009, the Second Amendment dated as of March 31, 2010, the Third Amendment dated as of June 23, 2010, and the Fourth Amendment dated as of September 30, 2010, the “Credit Agreement”) among American Apparel, Inc., a corporation organized under the laws of the State of Delaware (the “Borrower”), the Facility Guarantors from time to time party thereto, Wilmington Trust FSB, in its capacity as Administrative Agent and in its capacity as Collateral Agent thereunder, and the Lenders from time to time party thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be waived as set forth in this Waiver; and

WHEREAS, the Lenders are willing to agree to such waiver on the terms and subject to the conditions set forth in this Waiver;

NOW THEREFORE, in consideration of the premises and mutual covenants contained in this Waiver, the undersigned hereby agree as follows:

I. Defined Terms; Interpretation; Etc. Capitalized terms used but not defined in this Waiver shall have the meanings given to them in the Credit Agreement.

II. Waiver of Applicability of Section 6.11 of the Credit Agreement. The Required Lenders hereby agree that the applicability of the provisions of Section 6.11 for the twelve consecutive Fiscal Month period ending January 31, 2011 shall be waived for the period from January 31, 2011 to and but excluding February 11, 2011 but shall be applicable for such twelve consecutive Fiscal Month Period on and after February 11, 2011, unless the Required Lenders determine in their sole discretion to extend the period of inapplicability by providing notice of extension in writing to the Borrower.

III. Conditions Precedent to the Effectiveness of this Waiver.

(a) This Waiver shall become effective as of, and with effect from, the date (the “Effective Date”) on which the Borrower, the Facility Guarantors and the Required Lenders shall have duly executed and delivered to the Administrative Agent this Waiver.

(b) All corporate and other proceedings required in connection with this Waiver, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Waiver, shall be satisfactory in all respects to the Required Lenders, which satisfaction shall be evidenced by the execution and delivery by the Required Lenders of this Waiver.

(c) Each of the representations and warranties contained in Section IV (Representations and Warranties) of this Waiver shall be true and correct.

(d) After giving effect to this Waiver, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

(e) No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Waiver, the Credit Agreement or any Loan Document.

IV. Representations and Warranties. On and as of the date hereof and as of the Effective Date, the Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders as follows:

(a) this Waiver has been duly authorized, executed and delivered by the Borrower and each Facility Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms and the Credit Agreement and constitutes the legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms;

(b) after giving effect to this Waiver, no Default or Event of Default has occurred and is continuing; and

(c) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Waiver, the Credit Agreement or any Loan Document.

V. No Other Amendments or Waivers; Confirmation. Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Waiver shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Effective Date, any reference in any Loan Document to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Waiver is a Loan Document.

VI. Consent of Facility Guarantors. Each Facility Guarantor hereby consents to this Waiver and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as expressly modified hereby).

VII. Expenses. The Borrower agrees to reimburse the Administrative Agent and the Lenders for their respective reasonable out-of-pocket expenses incurred in connection with this Waiver (including the reasonable fees, disbursements and other charges of Simpson Thacher & Bartlett LLP).

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VIII. Governing Law. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IX. Counterparts. This Waiver may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Waiver may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

X. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Waiver.

XI. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Facility Guaranty.

XII. Severability. The fact that any term or provision of this Waiver is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.

XIII. Successors. The terms of this Waiver shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

XIV. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS WAIVER OR ANY OTHER LOAN DOCUMENT.

XV. Submission to Jurisdiction. Each Loan Party agrees that any suit for the enforcement of this Waiver may be brought in the federal or state courts of the State of New York as the Lenders may elect in their sole discretion and consents to the non-exclusive jurisdiction of such courts. Each party to this Waiver hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Waiver shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Waiver against a Loan Party or its properties in the courts of any jurisdiction.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

AMERICAN APPAREL, INC., as Borrower

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	Chief Executive Officer

[Signature Page to Amendment – January 2011]

AMERICAN APPAREL (USA), LLC, as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	Chief Executive Officer

[Signature Page to Amendment – January 2011]

FRESH AIR FREIGHT, INC., as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	Chief Executive Officer

[Signature Page to Amendment – January 2011]

KCL KNITTING, LLC, as Facility Guarantor

By: American Apparel (USA), LLC, its sole member

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	Chief Executive Officer

[Signature Page to Amendment – January 2011]

AMERICAN APPAREL RETAIL, INC., as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	Chief Executive Officer

[Signature Page to Amendment – January 2011]

AMERICAN APPAREL DYEING & FINISHING, INC., as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	Chief Executive Officer

[Signature Page to Amendment – January 2011]

WILMINGTON TRUST FSB, as Administrative Agent and Collateral Agent

By:	/s/ Boris Treyger
Name:	Boris Treyger
Title:	Vice President

[Signature Page to Amendment – January 2011]

LION CAPITAL (AMERICAS) INC., as Lender

By:	/s/ Jacob Capps
Name:	Jacob Capps
Title:	President

[Signature Page to Amendment – January 2011]

LION/HOLLYWOOD L.L.C., as Lender

By:	/s/ Jacob Capps
Name:	Jacob Capps
Title:	President

[Signature Page to Amendment – January 2011]